EXHIBIT-99.01
                                 GENERAL PARTNER
                             SUBSCRIPTION AGREEMENT

                                       FOR

                              SW ACQUISITION, L.P.


                               ----------------

         THE PARTNERSHIP INTERESTS REFERRED TO HEREIN HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER ANY FEDERAL OR STATE SECURITIES LAWS, NOR HAS THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY PASSED ON OR ENDORSED THE MERITS OF THE OFFERING OF SUCH INTERESTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE PARTNERSHIP INTERESTS REFERRED TO HEREIN ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE AGREEMENT OF LIMITED PARTNERSHIP OF SW ACQUISITION, L.P. DATED AS OF MAY 24, 1999 AND THE PARTNERSHIP INTERESTS MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS THEY ARE REGISTERED UNDER FEDERAL SECURITIES LAWS AND, WHERE REQUIRED, UNDER THE LAWS OF OTHER JURISDICTIONS, UNLESS SUCH PROPOSED SALE, TRANSFER OR DISPOSITION IS EXEMPT FROM SUCH REGISTRATION. EXCEPT AS SET FORTH IN THE AGREEMENT OF LIMITED PARTNERSHIP, THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE PARTNERSHIP INTERESTS. ACCORDINGLY, A PURCHASER OF A PARTNERSHIP INTEREST MUST BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                               ----------------

SW Acquisition, L.P.
2 Robbins Lane
Suite 201
Jericho, NY  11753

Ladies and Gentlemen:

                  The undersigned is executing this Agreement in connection with its subscription for a partnership interest (an "Interest") in SW Acquisition, L.P. (the "Partnership"), a Texas limited partnership. The undersigned understands that the Partnership is relying upon the accuracy and completeness of the information contained herein in complying with its obligations under federal and state securities and other applicable laws. Capitalized terms used but not defined herein have the same meanings as in the Agreement of Limited Partnership of the Partnership, dated as of May 24, 1999 (the "Partnership Agreement"), a copy of which is attached as Exhibit A hereto.

                  The undersigned hereby irrevocably agrees with, and represents and warrants to and for the benefit of, the Partnership and the limited partners in the Partnership (the "Limited Partners") as follows:

         1. Subscription.

                  (a) Subject to the terms and conditions of this Agreement, the undersigned hereby irrevocably subscribes for Interests in the Partnership and agrees to make an aggregate Capital Contribution (the "Aggregate Capital Contribution") to the Partnership in respect thereof in the amount set forth on the signature page hereof and agrees to pay such Aggregate Capital Contribution to the Partnership in accordance with the terms of the Partnership Agreement and this Agreement. Upon the execution of this Agreement and the Partnership Agreement, the undersigned is paying to the Partnership an amount equal to
 .0001% of the Aggregate Capital Contribution. At the closing of the merger under the Merger Agreement (the "Closing"), the undersigned shall make an additional Capital Contribution to the Partnership of an amount equal to 99.999% of the Aggregate Capital Contribution, less any Capital Contributions made pursuant to paragraph (b) below.

                  (b) To the extent that, from time to time prior to the Closing, all Partners are notified that the Partnership has incurred actual reasonable out-of-pocket expenses (the "Expenses") in connection with (i) obtaining the insurance required by Section 8.8(c) of the Partnership Agreement,
(ii) leasing office space for the General Partner, and reasonable overhead expenses in connection therewith, and (iii) payments to unrelated third parties in connection with satisfying the conditions under the financing agreements entered into in connection with the Merger Agreement, the undersigned will make an additional Capital Contribution (an "Expense Capital Contribution") to the Partnership, within five days of such notice, in an amount equal to its pro rata portion (based on the relative actual Capital Contributions of all Partners) of the Expenses, and any such Expense Capital Contribution shall be treated as an advance payment of a portion of the Aggregate Capital Contribution required to be paid at the Closing pursuant to paragraph (a); provided that the aggregate Capital Contributions required to be made by all Partners for such Expenses shall in no event exceed $600,000; provided further that in no event shall any such Expense Capital Contribution increase the Aggregate Capital Contribution which the undersigned has agreed to make under this Agreement.

                  (c) The undersigned herewith tenders two signed copies of this Agreement and an executed signature page of the Partnership Agreement.

         2. General Partner Acceptance. Upon execution of this Agreement by the general partner of the Partnership (the "General Partner") on behalf of this Partnership, this Agreement shall become a binding agreement between the Partnership and the undersigned.

         3. Other Subscription Agreements. The Partnership has heretofore entered into, and expects to enter into, separate but substantially identical subscription agreements (the "Other Subscription Agreements" and, together with this Agreement, the "Subscription Agreements") with other purchasers (the "Other Purchasers"), providing for the subscription by the Other Purchasers of Interests for an aggregate Capital Contribution to the Partnership of $100,000,000 (including the Capital Contributions subscribed for hereunder). This Agreement and the Other Subscription Agreements are separate and several agreements, and the sales of Interests to the undersigned and to the Other Purchasers are to be separate and several sales.

         4. Representations and Warranties of the Undersigned.   The undersigned
hereby represents and warrants to the Partnership as follows:

                  (a) Organization and Qualification. The undersigned is duly organized or formed, validly existing and in good standing under the laws of the state of its organization or formation, except for such failures to be so formed, existing and in good standing which, individually or in the aggregate, are not having and could not be reasonably expected to have a material adverse effect on the undersigned and its subsidiaries taken as a whole.

                  (b) Authority. The undersigned has the requisite power and authority to enter into this Agreement and the Partnership Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Partnership Agreement by the undersigned and the consummation by the undersigned of the transactions contemplated hereby and thereby have been duly and validly approved by all necessary action, and no other proceedings on the part of the undersigned are necessary to authorize the execution, delivery and performance of this Agreement by the undersigned and the consummation by the undersigned of the transactions contemplated hereby and thereby. Each of this Agreement and the Partnership Agreement has been duly and validly executed and delivered by the undersigned and, assuming the due authorization, execution and delivery of this Agreement and the Partnership Agreement by the Partnership, constitutes a legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (c)      Non-Contravention; Approvals and Consents.

                           (i) The execution and delivery of this  Agreement and
                  the Partnership Agreement by the undersigned do not, and the performance by the undersigned of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not, conflict with, result in a violation or breach of, constitute (with or without notice or lapse of time or both) default under, result in or give to any person any right of payment or reimbursement, termination, cancellation, modification or acceleration of, or result in the creation or imposition of any Lien upon any of the assets or properties of the undersigned or any of the undersigned's subsidiaries under, any of the terms, conditions or provisions of (1) the certificates or articles of incorporation or bylaws (or other comparable charter documents) of the undersigned or any of its subsidiaries, or (2) subject to the taking of the actions described in paragraph (ii) of this Section, (x) any laws existing on the date hereof or orders of any Governmental or Regulatory Authority applicable to the undersigned or any of its subsidiaries or any of their respective assets or properties, or (y) any Contracts to which the undersigned or any of its subsidiaries is a party or by which the undersigned or any of its subsidiaries or any of their respective assets or properties is bound, excluding from the foregoing clauses
                  (x) and (y) conflicts, violations, breaches, defaults, terminations, modifications, accelerations and creations and impositions of Liens which, individually or in the aggregate, could not be reasonably expected to have a material adverse effect on the ability of the undersigned to consummate the transactions contemplated by this Agreement.

                           (ii) Except as disclosed on Schedule 4(c) hereto,  no
                  consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority or other public or private third party is necessary or required under any of the terms, conditions or provisions of any law or order of any Governmental or Regulatory Authority or any Contract to which the undersigned or any of its subsidiaries is a party or by which the undersigned or any of its subsidiaries or any of their respective assets or properties is bound for the execution and delivery of this Agreement or the Partnership Agreement by the undersigned, the performance by the undersigned of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, other than such consents, approvals, actions, filings and notices which the failure to make or obtain, as the case may be, individually or in the aggregate, could not be reasonably expected to have a material adverse effect on the ability of the undersigned to consummate the transactions contemplated by this Agreement or the Partnership Agreement.

                  (d) Residence. The principal place of business address set forth on the signature page hereof is the undersigned's true and correct principal place of business and is the only jurisdiction in which an offer to sell the Interests was made to the undersigned and the undersigned has no present intention of moving its principal place of business to any other state or jurisdiction;

                  (e) No Registration. The undersigned understands that the Interests have not been registered under the Act, or under the laws of any other jurisdiction, and that except as otherwise contemplated pursuant to the Partnership Agreement, the Partnership does not contemplate and is under no obligation to so register the Interests. The undersigned understands and agrees that the Interests must be held indefinitely unless they are subsequently transferred (i) pursuant to an effective registration statement under the Act and, where required, under the laws of other jurisdictions or (ii) pursuant to an exemption from applicable registration requirements. Even if such exemption is available, the undersigned agrees that the assignment and transferability of the Interests will be governed by the Partnership Agreement. The Partnership Agreement imposes substantial restrictions on assignment or transfer of Interests. The undersigned recognizes that there is no established trading market for the Interests and that it is unlikely that any public market for the Interests will develop for at least five years. The undersigned will not offer, sell, transfer or assign its Interest or any interest therein in contravention of this Agreement, the Partnership Agreement, the Act or any state or federal law;

                  (f) Purchase for Investment. The Interests for which the undersigned hereby subscribes are being acquired solely for the undersigned's own account for investment and are not being purchased with a view to or for resale, distribution or other disposition, and the undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution or other disposition;

                  (g) Knowledge. The undersigned has been furnished and has carefully read the Partnership Agreement. The undersigned understands, acknowledges and agrees that:

                           (i) the Partnership has recently been organized and therefore has no financial or operating history;

                           (ii) the undersigned is not entitled to cancel, terminate or revoke this Agreement or any of the powers conferred herein;

                           (iii) various conflicts of interest may arise out of transactions between the Partnership, the Limited Partners and the General Partner and their respective Affiliates; and

                           (iv) the Interests are speculative investments which involve a high degree of risk.

                  (h) Information. The undersigned has been granted the opportunity to ask questions of, and receive answers from, the sponsors of the Partnership concerning the terms and conditions of the sale of the Interests, the Merger Agreement and the transactions contemplated thereby, and to obtain any additional information which the undersigned deems necessary to make an informed investment decision. The undersigned has received or has had access to other documents requested from the Partnership relating to the Interests and the purchase thereof, and the Partnership has afforded the undersigned the opportunity to discuss the undersigned's investment in the Partnership and to ask and receive answers to any questions relating to the investment in the Interests, the Merger Agreement and the transactions contemplated thereby. The undersigned understands and has evaluated the risks of a purchase of the Interests;

                  (i) Accredited Investor. The undersigned has read the text of Rule 501(a)(1) - (8) of Regulation D under the Act and confirms that it is an "accredited investor" as described thereby;

                  (j)      Plan Assets.

                           (i) By checking below,  the undersigned has indicated
                  whether or not it is, or is acting on behalf of, a "benefit plan investor", as defined in 29 C.F.R. ss. 2510.3-101. The undersigned acknowledges that (A) a benefit plan investor includes (x) an "employee benefit plan" within the meaning of
                  Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), whether or not such plan is subject to ERISA, or (y) a plan or arrangement subject to
                  Section 4975 of the Code or (iii) an entity which is deemed to hold the assets of any such employee benefit plan, plan or arrangement described in (x) or (y) above pursuant to 29 C.F.R. ss. 2510.3-101 or otherwise, (B) a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account would each be a benefit plan investor for this purpose, even though they are generally not subject to ERISA and (C) a foreign or U.S. entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act of 1940, as amended, and in which 25% or more of the value of any class of equity interests is held by benefit plan investors, would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. 2510.3-101. The undersigned further understands that for purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interests held by a person (other than a benefit plan investor) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded:

                           ___   Yes             ___   No


                           (ii) By checking below, the undersigned has indicated
                  whether it is, or is acting on behalf of, such an employee benefit plan, plan or arrangement described in the preceding question, or is an entity deemed to hold the assets of any such employee benefit plan, plan or arrangement that is subject to ERISA and/or Section 4975 of the Code"

                           ___   Yes             ___   No


                           (iii)  By  checking   below,   the   undersigned  has
                  indicated whether it is an insurance company using assets of its general account?

                           ___    Yes            ___   No

                  If the answer to the above question is yes, please indicate the percentage of the general account that is attributable to benefit plan investors subject to ERISA and/or Section 4975 of the Code: _______%;


                  (k) Holding Company Acts and FPA. On the date hereof, the undersigned is not a "public utility company", a "holding company", a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, ("PUCHA") or a "public utility" as such term is defined in the Federal Power Act ("FPA"); and

                  (l) Ownership of Company Common Stock. As of the date hereof, except as set forth in Schedule 4(l) attached hereto, the undersigned does not, either individually or as part of a group for purposes of Rule 13-d under the Securities Exchange Act of 1934, as amended, beneficially own any shares of Company Common Stock (as defined in the Merger Agreement).

         5. Conditions to Closing. The undersigned's obligation to purchase and deliver the Capital Contribution for the Interest to be sold by the Partnership at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions:

                  (i) Merger Agreement. As of the Closing all conditions to the consummation of the transactions contemplated by the Merger Agreement shall have satisfied or waived and the closing of the transactions contemplated by the Merger Agreement shall occur simultaneously with the payment of the Capital Contribution hereunder.

                 (ii) No Orders. As of the Closing, there shall not be outstanding any rule or order of any court, administrative agency or governmental body which in any way restrains or prevents the carrying out of the transactions contemplated by this Agreement.

                (iii) Regulatory Consents and Approvals. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority or any other public or private third parties necessary to permit the undersigned and the Partnership to perform their obligations under this Agreement and the Merger Agreement and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transaction contemplated by this Agreement, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the rules and regulations promulgated thereunder, shall have occurred.

         6. Partnership Agreement. The undersigned agrees to enter into the Partnership Agreement upon acceptance of this Subscription Agreement by the General Partner.

         7. Indemnification. The undersigned agrees to indemnify and hold harmless the Partnership, each Limited Partner, or any officer, director or control person (within the meaning of Section 15 of the Act) of any such entity from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the undersigned contained in any document furnished by the undersigned in connection with the offering and sale of the Interests, including, without limitation, this Agreement, or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

         8. Survival; Binding Effect. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and delivery of the Interests and payment therefore and, notwithstanding any investigation heretofore or hereafter made by the undersigned or on the undersigned's behalf, shall continue in full force and effect. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements in this Agreement by or on behalf of the Partnership, or by or on behalf of the undersigned, shall bind and inure to the benefit of the successors and assigns of such parties hereto.

         9. Termination. (a) This Agreement may be terminated, and the transactions contemplated hereby may be abandoned (i) at any time before the Closing, by mutual written agreement of the Partnership (following action by the Advisory Committee) and the undersigned or (ii) at any time before the Closing, by the Partnership or the undersigned, in the event that any order or law becomes effectiv restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or the Partnership, upon notification to the non-terminating party by the terminating party.

                (b) This  Agreement  shall  automatically  terminate,   with  no
     further action being required on the part of either party hereto, upon any termination of the Merger Agreement in accordance with its terms.

                (c) This Agreement may be terminated by the undersigned if any occurrence or circumstance results in a failure to satisfy the conditions in Sections 5(ii) or (iii) hereof.

                (d) If this Agreement is validly terminated pursuant to this Section, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of the undersigned or the Partnership (or any of their respective partners, officers, directors, employees, agents or other representatives or affiliates). Notwithstanding the foregoing, no such termination shall affect the obligations of the undersigned pursuant to Section 1(b) and Section 7, which shall survive any such termination.

         10. Notices. All notices, statements, instructions or other documents required to be given hereunder shall be in writing and shall be given either personally, by overnight courier or by facsimile, addressed to the Partnership at its principal offices and to the other parties at their addresses or facsimile numbers reflected in the records of the Partnership. The undersigned, by written notice given to the Partnership in accordance with this Section 10 may change the address to which notices, statements, instructions or other documents are to be sent to the undersigned. All notices, statements, instructions and other documents hereunder that are mailed shall be deemed to have been given on the date of delivery. Whenever pursuant to this Agreement any notice is required to be given by the undersigned to any other Partner, the undersigned may request from the Partnership a list of addresses of all Partners of the Partnership, which list shall be promptly furnished to the undersigned.

         11. Complete Agreement; Counterparts. This Agreement constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         12. Assignment. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto and any attempt to do so will be void, except that the undersigned may assign any or all of its rights, interests and obligations hereunder to a Permitted Transferee that agrees in writing to be bound by all of the terms, conditions and provisions contained herein, but no such assignment shall relieve the undersigned of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and assigns.

         13. Amendment and Waiver. This Agreement may be amended or modified only by an instrument signed by the parties hereto. A waiver of any provision of this Agreement must be in writing, designated as such, and signed by the party against whom enforcement of that waiver is sought. The waiver by a party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or other breach thereof.

         14. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

      Signature Page for Corporate, Partnership or Trust Subscribers


                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
      Subscription Agreement on this 24th day of May, 1999.

      SW I Acquisition GP, L.P.                   2 Robbins Lane, Suite 201
      -----------------------------------         -------------------------
      Name of Entity (Print)                      Mailing Address -- Street

      By: SW II Acquisition LLC                   Jericho    NY      11753
          -------------------------------         -------------------------
          as General Partner                      City       State   Zip Code

      By: /s/ W. J. Catacosinos
          -------------------------------         -------------------------
                                                  Tax Identification Number

      William J. Catacosinos
      -----------------------------------
                Name (Print)

      Manager
      -----------------------------------
                  Title



      Total amount of Interest subscribed for: 0.1% Interest in the Partnership for $100,001 contributed.

      516-933-3108
      -----------------------------------
      Telecopy No.

      516-933-3100
      -----------------------------------
      Telephone No.


      SUBSCRIPTION ACCEPTED AS OF MAY 24, 1999

      SW Acquisition, L.P.

      By: SW I Acquisition GP, L.P.
           as General Partner

      By: SW II Acquisition, LLC
           as General Partner

                  By:      /s/ William J. Catacosinos
                           -----------------------------------
                           Name:   William J. Catacosinos
                           Title:  Manager